Trade and Other Receivables and Prepayments, Net Movements of Lifetime Expected Credit Losses (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Disclosure of financial assets that are either past due or impaired [line items]
Provision for expected credit losses, opening balance	$ 111
Provision for expected credit losses, net	9	$ 0	$ 0
Provision for expected credit losses, ending balance	94	111
Trade receivables [member]
Disclosure of financial assets that are either past due or impaired [line items]
Provision for expected credit losses, opening balance	111	169
Provision for expected credit losses, net	7	1
Amounts written-off	(24)	(58)
Provision for expected credit losses, ending balance	$ 94	$ 111	$ 169